Exhibit 10.4

STRATEGIC ALLIANCE AGREEMENT AMENDMENT No. 6

The Strategic Alliance Agreement by and among SAP AG, SAP Markets, Inc. (collectively "SAP") and Commerce One, Inc. (now named Commerce One Operations, Inc.) ("C1" and collectively with SAP, the "Parties") dated September 18, 2000, including all amendments (collectively, the "SAA"), is further amended by the addition of this Amendment No. 6 ("Amendment"), which is effective September 29, 2003 ("Effective Date"). As of the Effective Date, this Amendment shall become part of and subject to the terms and conditions of the Agreement, which, except as expressly modified by this Amendment, remains unchanged and in full force and effect. In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall govern. All terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

In consideration for the terms of this Amendment, the sufficiency of which both Parties acknowledge, the Parties agree as follows:

I. Preparation for continued customer support after termination of Parties' SAA support obligations

Both Parties acknowledge and agree that any of their respective support obligations as agreed in the SAA toward each other shall lapse as of December 31, 2003. Consequently, as of January 1, 2004 each Party shall be solely responsible for the provision of support services to Joint Offering customers under a valid and individual support agreement with the respective Party. Both Parties hereby agree to engage in a series of activities required to allow both Parties to achieve said responsibility, as follows:

1. Cross licensing of Technology

a. SAP Source Code License to C1 Technology

By reference to Section 14.1 of the SAA and Section 5.1 of the Joint Development Agreement (JDA) entered into by and between the Parties effective as of September 18, 2000, C1 hereby grants to SAP a fully paid-up, non-exclusive, worldwide license, limited to a term of three (3) years following the date of termination of the SAA, non-transferable, internal right to use, display, perform and modify (in accordance with the provisions of the SAA and the JDA including without limitation those relating to SAP's confidentiality obligations and Commerce One's intellectual property ownership in such source code, including without limitation the provisions of sections 16.2.1 of the JDA and 18.2.1 of the SAA) the Commerce One-developed source code to any C1 Technology contained in all releases of the Joint Offering made commercially available by the Parties as of the termination of the SAA ("C1 Source Code") as specifically set forth in Appendix 1. SAP's right and license to the C1 Source Code shall be limited to use only for support and maintenance provision to any customers having acquired a license to the Joint Offering as of the date of termination of the SAA and up to ten (10) additional customers acquiring a license to the Joint Offering within the three year restricted OEM license period following the date of termination of the SAA as stipulated in Section 15.1 of the SAA. SAP understands that the source code licensed hereunder shall be maintained as Commerce One's "Confidential Information" in accordance with the terms of section 23 of the SAA.

b. C1 Source Code License to SAP Technology

C1 has chosen not to invoke its right to receive a reciprocal source code license for SAP Applications within the Joint Offering as originally foreseen by the SAA, such decision being final and binding on the part of C1. In the event that C1 customers of the Joint Offering would require support for such SAP Applications and to the extent SAP makes support services for such SAP Applications generally available to its own customer base at the same time, C1 has the right to request in writing and SAP in such case would have an obligation to deliver Level 3 support for up to 10 C1 customers on the terms agreed for the provision of support services between the Parties during the term of the SAA (excluding, however, the right to receive Upgrades and Updates to such SAP Applications as well as the provision of any support services relating to third party technology embedded in such SAP Applications, for which C1 shall be required to secure support services from the respective third party provider independently) and subject to an annual support fee of the greater of 35% of the total support fees received by C1 from such C1 customers or EUR 50,000.- per each such customer, payable by C1 to SAP in equal quarterly installments on the 1st day of each calendar quarter following C1's request for a maximum period of three (3) years following the date of termination of the SAA.

c. Representations / Warranties / Indemnification / Liability

(i) Commerce One agrees that solely the covenants set forth in section 20.1 of the SAA shall apply to the license of source code to SAP set forth hereunder.

(ii) Commerce One further agrees that solely the indemnification provision of section 21.1 of the SAA shall apply to the license of source code set forth hereunder and such indemnification obligation shall only apply to the unmodified and uncustomized version of the source code in the form provided by Commerce One to SAP hereunder and solely to the extent that SAP has not breached the terms of the license set forth hereunder. Similarly, solely SAP's indemnification obligation set forth in section 21.2 of the SAA shall apply to any claims against Commerce One arising out of SAP's modifications or customizations to the Commerce One source code licensed to SAP hereunder.

(iii) C1 and SAP agree that, except as expressly stated otherwise in this section 1(c) of this Amendment: 1) the license to the C1 Source Code granted herein shall be granted solely as determined during the formal source code handover procedure described in Appendix 3, C1 Source Code handover, item 10., without warranty of any kind, and Commerce One hereby expressly disclaims all other warranties related to such source code, express or implied, including without limitation the implied warranties of merchantability, non-infringement and fitness for a particular purpose; and 2) no other warranty or indemnification provisions of the SAA or the Joint Development Agreement shall apply to SAP's source code license hereunder.

2. Third Party Technology

C1 has provided a complete and accurate list of third party technology embedded in (i.e. provided to customers of the Joint Offering as a bundle without additional charges) or required for operation (i.e. to be licensed by customers of the Joint Offering separately) of C1 Technology as set forth in Appendix 2A, Appendix 2B and Appendix 2C for the various releases of C1 Technology. SAP understands that it will be required to enter into agreements with such third parties as necessary to obtain support and maintenance from such third parties. Each party agrees to maintain license rights with applicable third parties for technology embedded in that party's products which comprise the Joint Offering to allow the other party to license the Joint Offering through December 31, 2003. Thereafter, neither party shall be obligated to maintain license rights for any third party technology embedded in that party's products or otherwise necessary for license of that party's products which comprise the Joint Offering, and each party shall be solely responsible for directly obtaining such rights from the applicable third parties as necessary. To enable C1 to obtain such third party rights with respect to SAP Technology should it desire to license the Joint Offering to customers after December 31, 2003, SAP will provide a complete and accurate list of third party technology embedded in (i.e. provided to customers of the Joint Offering as a bundle without additional charges) or required for operation (i.e. to be licensed by customers of the Joint Offering separately) of SAP Technology to C1 without undue delay upon C1's written request.

3. Mutual Close-Out Activities and Assistance Services

C1 and SAP agree that the C1 Source Code and mutual support handover process agreed per this Amendment may require certain mutual assistance services as described in Appendix 3. Both parties agree, to the extent services as described in Appendix 3 should be explicitly requested by a Party from the other Party via this agreement or subsequently in writing or e-mail form during the C1 Source Code and mutual support handover process, to provide such services to the other Party at the service rates depicted in Appendix 3. Any services provided by the parties shall be subject to the terms and conditions of the Professional Services Agreement (PSA) valid as of September 18, 2000 entered into by and between C1 and SAP Markets, Inc..

II. Information on SAA termination to press and customers

In order to foster uniform communication to press and customers about the termination of the SAA and its effect on the Parties and their respective Joint Offering customers, C1 and SAP agree that the official statement attached to this Amendment as Appendix 4 is to be used by both Parties in their respective communications. Usage of the statement attached as Appendix 4 in whatever context by a Party shall not require any additional approval by the other Party; any additional and/or deviating official, written communication to the press or customers by both Parties pertaining to the termination of the SAA and its effect shall require the other Party's express prior approval in writing, which shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, nothing herein shall be construed to preclude either party from disclosing any information relating to the SAA or the parties' relationship, the termination thereof or other related information as may be necessary to comply with applicable laws or regulations, including without limitation U.S. federal and state securities laws.

III. Mutual royalty obligations for Q3, 2003; Royalty obligations from date of termination of SAA

1. Mutual royalty obligations for Q3, 2003

Both Parties represent to each other that the Royalty Calculation Sheet listing both Parties' royalty payment obligations from the receipt of license fees, support services fees and revenue share relating to Joint Offering customers as agreed in the SAA for the period from July 1 to September 30, 2003 as well as any additional payment obligations by one Party to the other existing at the Effective Date of this Amendment provided in Appendix 5 is complete and accurate as of the Effective Date of this Amendment.

2. Jointly Owned Trademarks

In accordance with the provisions of section 6.8 of the JDA, the parties agree as follows with respect to the jointly owned trademarks as set forth on Attachment 4 to the JDA: The parties shall continue to jointly own an undivided one half (1/2) interest in said marks and any applicable registrations, and either party may continue to use the appropriate trademarks in connection with the marketing, sale and use of the Joint Offering in accordance with the terms of the SAA and JDA. Neither party may market new products or services under the joint marks. The parties hereby agree that, in view of the termination of the SAA, the parties each desire to reduce expenses associated with registration and protection of the jointly owned marks and accordingly agree as follows with respect to any expenses that are currently shared by the parties: a) where the marks are not yet registered in a particular region, the parties shall immediately abandon all registration efforts and take all reasonable steps to reduce related expenses associated with such efforts; and 2) to the extent the marks are registered in a particular region, the parties shall allow such registration to lapse and shall not incur any additional expenses associated with such marks without the other party's consent. To the extent that one party desires to continue the registration efforts associated with a jointly owned mark or otherwise incur expenses associated with maintenance or protection of the marks, it shall advise the other party of such action. If the other party does not agree to share such expense, the initiating party may incur such costs on its own. Notwithstanding the foregoing, nothing herein shall affect the parties' continued undivided ownership right and interest in and to the marks.

3. Termination of license, support and revenue sharing royalty obligations

For purposes of clarification, SAP agrees that it will pay Commerce One a fee of U.S. $500,000 for support and maintenance by Commerce One relating to Marketset 2.1-3.0 for the period from October 1, 2003 through December 31, 2003. C1 and SAP agree that pursuant to the separation of support responsibilities agreed herein both parties shall be fully relieved from any of their respective license, support fee and revenue share royalty obligations stipulated in the SAA as of December 31, 2003, save as expressly provided otherwise in this paragraph and in Appendix 3. SAP hereby agrees that any prepaid royalties paid by SAP to Commerce One during the term of the SAA are non-refundable, and SAP shall not be entitled to seek recovery for any reason of any remaining prepaid amounts which have not yet been drawn down as of December 31, 2003.

To the extent that either party licenses the Joint Offering to a customer during the three-year OEM term set forth in section 15 of the SAA, the parties shall pay each other the following royalties:

The parties shall each pay each other 10% of any License Fees for the Joint Offering.

IV. Waiver of claims and liabilities

Each Party (on its own behalf and on behalf of its respective subsidiaries and affiliates) hereby agrees to release and forever discharge the other Party, its respective directors, officers, employees, subsidiaries, affiliates, assigns and successors-in-interest from any and all claims, demands, or causes of action of any kind, known or unknown, solely relating to any acts, omissions and obligations of such Party in performance of the stipulations of the SAA, the JDA or the PSA having occurred up and until the Effective Date of this Amendment ("Claims") and each party expressly waives any and all such Claims. Both Parties agree that the foregoing waiver of claims and liabilities shall in no event be construed to limit either Party's liability relating to any acts, omissions and obligations of such Party in performance of the stipulations of the SAA or any amendment thereto including without limitation this Amendment No. 6, the JDA or the PSA occurring after the Effective Date of this Amendment.

(Remainder Of Page Intentionally Left Blank - Signature Page Follows)

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to enter into this Amendment effective on the Effective Date.

COMMERCE ONE, INC:                     SAP AG:

By: ____________________________ By: _____________________________

Name: __________________________ Name: ___________________________

Title: ___________________________ Title: ____________________________

By: _____________________________

Name: ___________________________

Title: ____________________________

Appendix 1

C1 Source Code

C1 Source Code* to be provided to the full extent of the C1 Technology as delivered on the CD's shipped to Joint Offering customers:

MarketSet 3.0 (MarketSite 4.6)

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MarketSet 2.5 (MarketSite 4.0/4.1)

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* For each product listed in Appendix 1, Commerce One will provide C1 Source Code consisting of the following Commerce One-developed items. Commerce One shall not provide any source code developed or owned by third parties.

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Appendix 2

List Of Third Party Technology Embedded In Or Required For Operation Of C1 Technology

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Appendix 2A

CMRC Third Party Bundled Software

MarketSet 2.5 Public GA
3rd Party CD 3rd Party CD 3rd Party CD

MarketSet 3.0b GA
3rd Party CD 3rd Party CD 3rd Party CD 3rd Party CD 3rd Party CD 3rd Party CD

[**] Confidential treatment requested

Appendix 2B

MarketSet 3.0b Windows NT/2000 (128 bit) GA
PRE-REQUISITE Third-Party Software
Type	Third Party Manufacturer	Third-Party Package Name	Version
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PRE-REQUISITE Commerce One Software
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[**] Confidential treatment requested

Appendix 2C

MarketSet 2.5 Windows NT/2000

Pre-Requiste Software (Windows)

Summary of all required pre-requisite software for the Solution/Product Kit:

Prerequisite Software (NOT Provided by Commerce One)
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Pre-reqs by Product (Not Provided by Commerce One)

MarketSite Platform 4.0 Windows NT/2000
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MarketSite Builder 4.0 Windows NT/2000
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MarketSite Builder 4.0 Windows NT/2000 SDK
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Calculator Sample Service
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XDK Pro 4.0 Windows NT/2000 Version
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XPC 3.2 NT
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XPC 4.0 for Windows NT/2000
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Round Trip Broker 1.5 Windows NT/2000
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xCBL Mailbox 1.0 Windows NT/2000
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Transaction Event Collector 1.2 Windows NT/2000
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MarketSite Utility Services 1.0 for Windows NT/2000
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Product ID Mapping Service 1.0 Windows NT/2000

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xCBL 3.0
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ACP 1.2 Windows NT/2000
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XCC 1.1
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XCC 3.2.1 (40 Bit)
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Auction 4.1 SP1
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MSB 4.1 Service Pack 2
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MarketSite 4.1 Service Pack 1 (Copy Service)
None

[**] Confidential treatment requested

MarketSet 2.5 Solaris

Pre-Requiste Software (Solaris)

Summary of all required pre-requisite software for the Solution/Product Kit:
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MarketSite Platform 4.1:
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XDK Pro 4.1:
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XPC 4.1:
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Round Trip Broker 1.5.1:
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xCBL Mailbox 1.1:
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Transaction Event Collector 1.2.1:
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xCBL 3.0:
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Utility Services 1.1:
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Product ID Mapping Service 1.0:
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Auto Content Publisher 1.2
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XPC 3.2
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Auction 4.1 SP1
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MarketSet 3.0b Solaris (128 bit) GA

PRE-REQUISITE Third-Party Software
Type	Third Party Manufacturer	Third-Party Package Name	Version
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PRE-REQUISITE Commerce One Software
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[**] Confidential treatment requested

Appendix 3

Agreed Close-out Activities And Assistance Services

C1 Source Code handover

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Support handover

1. Name project managers for support handover (C1 & SAP)

2. Onyx export of MOE and CCP related incidents (C1)

3. Status check for open support messages and open customer escalations (C1 & SAP)

4. Agree on responsibility and handover for each open support message / escalation (C1 & SAP)

5. Agree on a text for automated notifications concerning the support handover to SAP's and C1's support customers (C1 & SAP)

6. Provide a transition period for a period of no longer than one month from the date of execution of this Amendment for both organizations where occasional mutual help will still be provided and customers reporting to wrong organization will still be handled (C1 & SAP)

7. Delete affected accounts in call tracking systems (C1 & SAP)

Commerce One shall provide the assistance services agreed above for a total of no more than 240 hours for a flat fee of USD $40,000.00 due and payable by SAP on the date of execution of this Amendment. Such amount shall be paid by SAP in cash via wire transfer and shall not be drawn down from any prepaid amounts previously paid by SAP to Commerce One pursuant to the SAA. Both parties believe that such services are likely to be completed within the time period provided; however, if such services require more than 240 hours of work on the part of Commerce One, the parties shall cooperate in good faith to agree upon the effort and if appropriate an additional reasonable fee for any remaining work.

[**] Confidential treatment requested

Appendix 4

Agreed End Of SAA Statement Of The Parties

The strategic alliance between SAP and Commerce One to address the e-marketplace demands of enterprises will expire the end of September, 2003, as was originally planned at the outset of the agreement

This agreement helped Commerce One and SAP shape an important chapter in the history of eBusiness solutions. Working together, the two companies brought to market a succession of four e-marketplace solutions and quickly become recognized global leaders in e-marketplace solutions.

While the technical termination of the alliance agreement is the 30th of September, the parties will continue to work together as partners as necessary to support their joint customers and to minimize any impact on any marketplace customers.

While both companies go forward with independent strategies with related development and marketing plans based on their own respective technologies, both SAP and Commerce One will have the opportunity to offer the current marketplace solution through September of 2006 to new customers.

[**] Confidential treatment requested

Appendix 5

Agreed Royalty Calculation And Other Compensation Sheet For Q3, 2003

Amounts Due to CMRC by SAP

CMRC Invoices

Inv #14812 $35,294.88

Inv #18092 $11,109.05

Inv #18827 $27,972.55

Inv #19205 $510.00

Total: $74,886.48

Amounts Due to SAP by CMRC

TBD

[**] Confidential treatment requested